1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

August 2023


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war, including Russia's invasion of Ukraine, as well as increasing prices and supply chain disruptions, and any governmental or societal response to new COVID-19 variants; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to successfully realize the anticipated benefits of the branch acquisitions, including customer acquisition and retention; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with and furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2023 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $2.91 billion (at June 30, 2023)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29 *
- **Loan Production Offices:** 14
- **ATM Locations:** 20
- **Year Established:** 1936
- **Quarterly Dividend:** $0.25 **

* Including headquarters and drive through banking in Aberdeen, WA.
**Forty-second Consecutive Quarterly Dividend Announced



1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill Puyallup, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
Seattle
Tacoma
Olympia
Spokane
WASHINGTON
Portland
OREGON
Boise

CULTURE & HISTORY

Vision — Build a truly great place to work and bank

Mission — Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Milestone
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2023	Announced forty-second consecutive quarterly cash dividend of $0.25 per share
2023	Completed a seven-branch acquisition in Q1 2023 resulting in $425.5M in new relationship-based deposits

RECENT BRANCH ACQUISITION

Opportunity to expand our markets and growth prospects while maintaining safe and sound banking principles

- Desirable marketplace expansion that boasts similar characteristics to those in which we currently operate
- Low-cost source of funding to support our strong asset generation capabilities throughout the communities we serve, and to replace higher cost wholesale funding
- Efficient deployment of our capital to support our continued growth and profitability

Aligned deposit and lending strategies should provide a smooth customer transition experience

- Expanding reach with seven new locations *
- Retention of all branch and related personnel to support a smooth customer transition experience
- Ability to provide meaningful ongoing employment opportunities to acquired staff
- Preservation of a strong community banking culture

Continued strong focus on enterprise risk management and controls

- Strong compliance culture, BSA / AML systems and risk management platforms
- Strong regulatory capital at closing with attractive pro forma earnings to provide ongoing support
- Enhanced geographic reach and diversification

* The transaction closed on February 24, 2023, with approximately $66 million in loans and $425 million in deposits

Our Previous Successful Experiences

FS BANCORP, INC.


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
ColumbiaBank
Branch Acquisition – February 2023
$677.6
$827.9
$981.8
$1,621.6
$1,713.1
$2,113.2
$2,286.4
$2,632.9
$2,782.8
$2,905.6
2015
2016
2017
2018
2019
2020
2021
2022
Q1 2023
Q2 2023
2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023

Source: S&P Capital IQ Pro


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- Most recently-built branch is a LEED certified building (Montesano)
- We finance energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Remote work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Financial and volunteer support of The IF Project, which assists soon-to-be released inmates prepare for life after incarceration

GOVERNANCE

- Independent Board Chair
- Six of seven directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging and pledging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*20*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*14*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*12*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*7*	*30+*
	Ben Crowl	*EVP, Chief Lending Officer*	*5*	*15+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*21*	*20+*
	Stephanie Nicklaus	*EVP, Chief Credit Officer*	*8 months*	*20+*
	Donn Costa	*EVP, Home Lending Production*	*11*	*30+*
	Shana Allen	*EVP, Chief Information Officer*	*13*	*20+*

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

Amount	Bank
$4.1B*	Frontier Bank
$1.6B*	Cascade Financial Corporation
$1.3B*	CityBank
$520M*	Golf Savings Bank
$350M*	North County Bank
$255M	1st Security Bank
$243M	Coastal Community Bank
$207M*	First Heritage Bank
$206M*	The Bank of Washington
$185M*	Prime Pacific Bank
$149M	Pacific Crest Savings Bank
$133M	Mountain Pacific Bank
$123M	UniBank
$45M*	Bank of Everett

Banks Headquartered in Snohomish County: June 30, 2023
Total Assets $7.9B

Amount	Bank
$3.5B	Coastal Community Bank
$2.9B	1st Security Bank
$607M	UniBank
$595M	Mountain Pacific Bank
$288M	Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

SECOND QUARTER 2023 HIGHLIGHTS

Financial Highlights Q2 2023

- Total assets of $2.9 billion
- Gross portfolio loans of $2.4 billion
- Net income of $9.1 million

Q2 2023

- Diluted earnings per share of $1.16
- Tangible book value per share of $29.71[(1)]
- Announced forty-second consecutive quarterly cash dividend: $0.25

Selected Performance Ratios

- ROAA of 1.29%
- ROAE of 14.82%
- Net Interest Margin of 4.66%
- Efficiency Ratio of 66.52%

Credit Quality Ratios

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.34%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.28%

Capital Position

- Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"
- Common Equity Tier 1 ("CET1") capital ratio of 11.68% as of June 30, 2023

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

Total Assets ($B)


$1.62B
$1.71B
$2.11B
$2.29B
$2.63B
$2.78B
$2.91B
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Tangible Common Equity ($M) (1)


$172
$192
$223
$241
$226
$218
$227
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Total Net Loans ($B) (2)


$1.36B
$1.40B
$1.71B
$1.85B
$2.21B
$2.32B
$2.36B
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Total Deposits ($B)


$1.27B
$1.39B
$1.67B
$1.92B
$2.13B
$2.44B
$2.37B
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

INCOME STATEMENT TRENDS

Net Income ($M)


$24.3*
$22.7
$39.3
$37.4
$29.6
$8.2
$9.1
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)


$140
$120
$100
$80
$60
$40
$20
$0
$78.9
$93.3
$129.5
$124.1
$122.4
$35.9
$36.4
2018
2019
2020
2021
2022
Q1 2023
Q2 2023
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)


$48.8
$62.3
$66.6
$76.2
$79.2
$23.5
$24.2
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAA


2.07%
1.38%
2.02%
1.71%
1.22%
1.21%
1.29%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

ROAE


18.15%
11.92%
18.74%
15.74%
11.66%
13.78%
14.82%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Efficiency Ratio


61.86%
66.78%
51.43%
61.41%
64.70%
65.56%
66.52%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Net Interest Margin


4.61%
4.53%
4.02%
4.13%
4.46%
4.70%
4.66%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$19.3
$23.0
$55.4
$37.5
$18.1
$5.2
$4.8
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Noninterest Income Composition[1]


Gain on sale of loans 40.3%
BOLI 4.7%
Other (4.2%)
Service charges and fee income 59.2%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Quarter ended June 30, 2023

NONINTEREST EXPENSE

Noninterest Expense ($M)


$48.8
$62.3
$66.6
$76.2
$79.2
$23.5
$24.2
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Noninterest Expense Composition(1)


Occupancy 6.5%
Data processing 7.0%
Loan costs 4.3%
Professional fees 2.7%
FDIC Insurance 2.4%
Other 6.2%
(2)
Operations 15.1%
Salaries and benefits 55.8%

(1) Quarter ended June 30, 2023
(2) Other = marketing and advertising, acquisition costs, amortization of core deposit intangible and recovery of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$3.15
$2.50
$4.49
$4.37
$3.70
$1.04
$1.16
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Reported Book Value Per Share


$20.60
$22.93
$27.67
$30.75
$30.42
$31.69
$32.71
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Source: Company documents

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income


$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$3.2
$27.5
$3.3
$28.3
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Noninterest Expense


$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
$4.9
$18.6
$5.2
$19.0
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Noninterest Income


$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
$2.8
$2.4
$2.1
$2.7
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Net Income


$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
$0.9
$7.3
$0.1
$9.0
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer and senior executive compliance officer reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 64.5% (as of June 30, 2023)
  - Commercial Real Estate (CRE) Weighted Average LTV= 57.7% (as of June 30, 2023)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $58.8 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.15%
0.01%
0.06%
0.06%
0.02%
0.03%
(0.01)%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – 3 Months or less ($M)

- Assets repricing within 3 months or less of June 30, 2023, was $747.5 million, or 25.7% of total assets


Muni Swaps
$60,000
2.1%
CRE Swaps
$57,768
2.0%
HFS Mtg
$16,714
0.6%
Adjustable loans
$484,232
16.6%
Int Bear Cash
$114,526
3.9%
AFS Invest
$14,265
0.5%

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)


$1.33B
$1.42B
$1.73B
$1.88B
$2.24B
$2.35B
$2.39B
5.98%
6.22%
5.33%
5.15%
5.54%
6.37%
6.46%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Loan Composition at June 30, 2023

Total Gross Loans (excl. loans held for sale): $2.4B


Non-owner occupied commercial real estate 8%
WH lending 1% (2)
Construction and development 13%
Home equity 3%
Commercial and Industrial 16% (3)
One-to-four-family (excludes loans held for sale) 22%
Indirect home improvement and other consumer 27% (4)
Multi-family 10%

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Includes owner occupied CRE and agriculture loans
(4) Other consumer includes marine loans

1ST SECURITY BANK

FS BANCORP, INC.

CONSUMER LENDING

Q2 2023 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $633.9 million outstanding as of Q2 2023:
  - $630 million in dealer originations
  - $46 million, or 79%, with the top 10 dealers
  - Average net of fees yield of 6.69%, up from 6.57% in Q1 2023

Q2 2023 Dealer Production by State



Massachusetts 0.5%
Minnesota 3.0%
Nevada 2.9%
Texas 0.8%
Utah 2.3%
Montana 1.1%
New Hampshire 0.0%
Colorado 2.7%
Arizona 3.8%
Idaho 5.8%
Washington 34.0%
California 18.5%
Oregon 24.6%

2009 vs. Q2 2023 Portfolio Credit Quality



2009
Q2 2023
15.21%
2.56%
23.76%
12.62%
61.03%
84.82%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics



Auto + Recreational 0.1%
Other 0.3%
Solar 3.6%
Marine 11.0%
Indirect Home Improvement 85.0%

COMMERCIAL BUSINESS LENDING

Q2 2023 Commercial & Industrial (C&I)

- C&I commitments: $630.9 million
- Outstanding balances were $422.3 million at June 30, 2023, compared to $404.7 million at March 31, 2023
- The $17.6 million of quarter over sequential quarter increase in outstanding balances was attributed to an increase of $13.7 million in C&I and $2.6 million in warehouse lending, along with other changes in LOC outstanding and paydown activity.

Q2 2023 Product Mix ($M)


C&I Loans
$237,010
56%
C&I - RE Owner
Occupied Loans
$154,203
36%
Const. WH
$28,384
7%
PPP loans
$393
0%
Mtg. WH
$2,265
1%


$328.4
$325.5
$391.6
$391.2
Q2 2022
Q2 2023
C&I outstanding with OwnOcc CRE
Without PPP loans

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q2 2023 Highlights

- Overall construction: $470.4 million committed / $312.1 million outstanding
- 8.86% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed ranging from Oregon and Idaho

Quarterly C&D Loans Outstanding ($M)


$160.5
$214.1
$182.9
$242.7
$304.4
$312.1
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
95.8%
4.2%
94.8%
5.2%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$30.7
$3.7
$1.5
$31.6
$2.9
$1.9
2018
2019
2020
2021
2022
Q1 2023
Q2 2023
Net Interest Income
Other noninterest Income
Gain on Sale

ASSET QUALITY

Nonperforming Assets ($M)[1] & NPAs/ Assets


$4.6
$3.2
$7.9
$5.8
$9.3
$9.3
$9.9
0.28%
0.19%
0.37%
0.25%
0.35%
0.33%
0.34%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Reserves/Gross Loans[2]


0.93%
0.98%
1.66%
1.46%
1.26%
1.29%
1.28%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

Charge-offs & Recoveries ($000's)


$993
$628
$1,030
$756
$1,058
$310
$226
$(940)
$(2,628)
$(1,123)
$(1,793)
$(2,465)
$(720)
$(877)
2018
2019
2020
2021
2022
Q1 2023
Q2 2023
Charge-offs
Recoveries

(1) Nonperforming Assets consists of nonperforming loans (which include nonaccruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

DEPOSIT COMPOSITION AND GROWTH

June 30, 2023

Total Deposits: $2.4 billion


Certificates of deposit over $250,000
$87,499
Checking (1)
$858,224
Certificates of deposits under $250,000
$831,264
MMDA and Savings
$588,321

Total Deposits ($B) and Cost of Deposits (%)


$1.27B
$1.39B
$1.67B
$1.92B
$2.13B
$2.44B
$2.36B
0.80%
1.21%
0.78%
0.38%
0.47%
1.16%
1.28%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

COMPOSITION COMPARISON YEAR OVER YEAR

June 30, 2023	June 30, 2022

Total Deposits: $2.4 billion


Certificates of deposits
39%
Checking
36%
MMDA and Savings
25%

Total Deposits: $2.0 billion


Certificates of deposits
21%
Checking
37%
MMDA and Savings
42%

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 21.6% payout ratio compared to diluted earnings per share in the second quarter

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Tangible Book Value Per Share:					
Stockholders' equity	$ 249,933	$ 241,834	$ 231,697	$ 220,547	$ 222,641
Goodwill and core deposit intangible, net	(22,917)	(23,940)	(5,681)	(5,854)	(6,027)
Tangible common stockholders' equity	$ 227,016	$ 217,894	$ 226,016	$ 214,693	$ 216,614
Common shares outstanding at end of period	7,641,342	7,631,018	7,617,655	7,585,843	7,605,740
Common stockholders' equity (book value) per share (GAAP)	$ 32.71	$ 31.69	$ 30.42	$ 29.07	$ 29.27
Tangible common stockholders' equity (tangible book value)*	$ 29.71	$ 28.55	$ 29.67	$ 28.30	$ 28.48
Tangible Common Equity Ratio:					
Total Assets	$ 2,905,621	$ 2,782,808	$ 2,632,898	$ 2,652,138	$ 2,399,239
Goodwill and core deposit intangible, net	(22,917)	(23,940)	(5,681)	(5,854)	(6,027)
Tangible assets	$ 2,882,704	$ 2,758,868	$ 2,627,217	$ 2,646,284	$ 2,393,212
Common Equity	$ 249,933	$ 241,834	$ 231,697	$ 220,547	$ 222,641
Common equity ratio (GAAP)	8.60%	8.69%	8.80%	8.32%	9.28%
Tangible common equity ratio (non-GAAP)	7.88%	7.90%	8.60%	8.11%	9.05%

*Per share (non-GAAP)

Source: Press Release

CONTACT INFORMATION

Ben Crowl
ben.crowl@fsbwa.com
Chief Lending Officer
(425) 563-2069

Susan Dumontet
susan.dumontet@fsbwa.com
Director of Finance
(425) 697-8125

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043